                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 APRIL 26, 1999
                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)



                                AMAZON.COM, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                   DELAWARE           000-22513         91-1646860
               (STATE OR OTHER  (COMMISSION FILE NO.) (IRS EMPLOYER
                 JURISDICTION                         IDENTIFICATION NO.)
               OF INCORPORATION)

                   1516 SECOND AVENUE, SEATTLE, WASHINGTON 98101
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 622-2335
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)





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ITEM 5. OTHER EVENTS

     On April 26, 1999, Amazon.com, Inc. ("Amazon.com") announced the acquisitions of Exchange.com, Accept.com and Alexa Internet.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

     99.1 Press Release dated April 26, 1999 regarding Amazon.com's announcement of the acquisitions of Exchange.com, Accept.com and Alexa Internet.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMAZON.COM, INC.
                                   (REGISTRANT)



Dated: April 26, 1999              By: /s/ Joy D. Covey
                                       -------------------------------
                                       Joy D. Covey
                                       Chief Financial Officer and Vice
                                       President of Finance and Administration







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                                  EXHIBIT INDEX


Exhibit Number               Description
--------------               -----------
99.1           Press Release dated April 26, 1999 regarding Amazon.com's
               announcement of the acquisitions of Exchange.com, Accept.com and Alexa Internet.